Execution Version
AMENDMENT NO. 4
This Amendment No. 4, dated as of February 6, 2025 (this “Amendment”), is entered into by and among APACF II, LLC, a Delaware limited liability company (the “Borrower”), PASS EQUIPMENT CO, LLC, a Delaware limited liability company (“PASS”), APACF II HOLDINGS, LLC, a Delaware limited liability company (the “Equity Holder”), U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, LLC, as administrative agent for the Lenders (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”), BLACKSTONE ASSET BASED FINANCE ADVISORS LP (“Blackstone Representative”) and the Lenders party hereto.
RECITALS
WHEREAS, the Borrower, PASS, Equity Holder, each of the Project Companies, Tax Equity HoldCos from time to time parties hereto, the Administrative Agent, U.S. Bank Trust Company, National Association, as Collateral Agent, U.S. Bank National Association, as Document Custodian, the Blackstone Representative and the Lenders from time to time party thereto are parties to that certain Credit Agreement, dated as of November 10, 2023 (as amended, restated, amended and restated, refinanced, supplemented or otherwise modified from time to time the “Credit Agreement”; capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement);
WHEREAS, in accordance with Section 9.1 of the Credit Agreement, the Loan Parties have requested that the undersigned Lenders constituting the Required Lenders (the “Required Lenders”), the Administrative Agent and the Blackstone Representative agree to amend the Credit Agreement, as provided for herein; and
WHEREAS, the Required Lenders, the Administrative Agent and the Blackstone Representative are willing, on the terms and subject to the conditions hereinafter set forth, to agree to such amendments as set forth herein.
NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Amendment. Subject to the satisfaction of the conditions set forth in Section 3, the Credit Agreement is hereby amended as follows:
Clause (f) in the definition the definition of “Excess Concentration Amount” set forth in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“(f) the excess, if any, of (i) the amount that Project Wales included in the Borrowing Base Assets at such time contributes to the Borrowing Base, over (ii) 7.5% of the Borrowing Base.”
2.Required Lender Consent and Instruction. The Blackstone Representative and each Lender party hereto hereby (a) consents to the amendment expressly described in Section 1 and all other actions expressly set forth in this Amendment, (b) instructs the Administrative Agent to execute this Amendment.

3.Conditions to Amendment. This Amendment shall become effective upon satisfaction of the following conditions precedent (the “Effective Date”):
A.the due execution and delivery of a counterpart signature page to this Amendment by the Borrower, PASS, the Equity Holder, the Required Lenders, the Blackstone Representative and the Administrative Agent; and
B.the representations and warranties of the Borrower set forth herein shall be true and correct in all material respects (except to the extent such representations and warranties are already qualified by materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) on and as of the Effective Date (or, to the extent that any such representation or warranty is expressly stated to have been made as of an earlier date, as of such earlier date).
4.Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart hereof by facsimile or other electronic transmission shall be as effective as delivery of any original executed counterpart hereof.
5.No Default. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that as of the date of this Amendment and after giving effect thereto, no Default or Event of Default has occurred and is continuing.
6.Extent of Agreement. Except as otherwise expressly provided herein, the Credit Agreement and the other Loan Documents remain unchanged and in full force and effect, and are not amended, modified, or affected by this Amendment and no such amendment, modification or effect is intended or contemplated. The Borrower hereby ratifies and confirms that (a) except as expressly contemplated herein, all of the terms, conditions, covenants, representations, warranties, and all other provisions of the Credit Agreement remain in full force and effect, and (b) each of the other Loan Documents are and remain in full force and effect in accordance with their respective terms. This Amendment shall for all purposes be considered a Loan Document.
7.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
8.Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
9.Applicable Law. This Amendment, and the rights and obligations of the parties hereunder, shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:
APACF II, LLC, a Delaware limited liability company

By:     APACF II Holdings, LLC
Its:     Sole Member

By: Altus Power, LLC.
Its: Sole Member

By: Altus Power, Inc.
Its: Sole Member

By:    /s/ Gregg Felton
Name: Gregg Felton
Title: Authorized Signatory

EQUITY HOLDER:	APACF II HOLDINGS, LLC, a Delaware limited liability company By: Altus Power, LLC. Its: Sole Member By: Altus Power, Inc. Its: Sole Member By: /s/ Gregg Felton Name: Gregg Felton Title: Authorized Signatory

PASS:	PASS EQUIPMENT CO, LLC, a Delaware limited liability company By: /s/ Gregg Felton Name: Gregg Felton Title: Authorized Signatory

[Signature Page to Amendment No. 4]

ADMINISTRATIVE AGENT:	U. S. BANK TRUST COMPANY, NATIONAL ASSOCIATION By: /s/ Erin C. Fritz Name: Erin C. Fritz Title: Vice President

[Signature Page to Amendment No. 4]

BLACKSTONE REPRESENTATIVE:	BLACKSTONE ASSET BASED FINANCE ADVISORS LP By: /s/ Marisa Beeney Name: Marisa Beeney Title: Authorized Signatory

[Signature Page to Amendment No. 4]

LENDERS:
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it

By:    /s/ Marisa Beeney
Name:    Marisa Beeney
Title:    Authorized Signatory

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

By: Blackstone Asset Based Finance Advisor LP, pursuant to powers of attorney now and hereafter granted to it

By:    /s/ Marisa Beeney
Name:    Marisa Beeney
Title:    Authorized Signatory

FIDELITY & GUARANTY LIFE INSURANCE COMPANY

By: Blackstone ISG-I Advisors L.L.C., pursuant to powers of attorney now and hereafter

By: Blackstone Asset Based Finance Advisors LP, pursuant to power of attorney now and hereafter granted to it

By:    /s/ Marisa Beeney
Name:    Marisa Beeney
Title:    Authorized Signatory

[Signature Page to Amendment No. 4]

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it

By:    /s/ Marisa Beeney
Name:    Marisa Beeney
Title:    Authorized Signatory

SECURITY LIFE OF DENVER INSURANCE COMPANY

By: Blackstone Asset Based Finance Advisors LP, pursuant to powers of attorney now and hereafter granted to it

By:    /s/ Marisa Beeney
Name:    Marisa Beeney
Title:    Authorized Signatory

[Signature Page to Amendment No. 4]